UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest   December 7, 2004
event reported)                    ----------------------------------------


                                CINEMA RIDE, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                     0-24592                   95-4417467
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  (State or other          (Commission File Number)        (IRS Employer
  jurisdiction of                                          Identification
incorporation) No.)

   12001 Ventura Place, Suite 340, Studio City,             91604
                    California
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     (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, (818) 761-1002 including area code:
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      (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


Item 3.02 Unregistered Sales of Equity Securities.

On December 7, 2004, the Registrant closed a financing transaction in which it sold 5% convertible debentures (the "Debentures") to Advantage Development Capital Corp. ("Advantage") to raise $500,000. The Registrant received $250,000 upon closing and will receive another $250,000 within thirty days from the initial closing date. The Debentures mature on March 7, 2006. The Debentures are convertible from time to time after 9 months from the date of close, into the common stock of the Registrant by Advantage for at the price per share of either
(a) an amount equal to one hundred twenty percent (120%) of the volume weighted average price of the Common Stock as listed on The National Association of Securities Dealers, Inc.'s Over-The-Counter Bulletin Board, as quoted by Bloomberg L.P. on the closing date or (b) an amount equal to eighty percent (80%) of the average volume weighted average price of the Registrant's Common Stock, as quoted by Bloomberg, LP, for the five (5) trading days immediately preceding the conversion date. Notwithstanding the foregoing, at no time shall the conversion price be less than $.25 per share. The Registrant has an option to redeem a portion or all of the outstanding principle convertible Debentures with the redeem price of one hundred twenty percent (120%) of the amount redeemed plus accrued interest. The Registrant granted Advantage a security interest in certain of its assets. Advantage also received warrants to purchase 100,000 shares of common stock at an exercise price of $0.25 per share.

Additionally, on December 7, 2004, the Registrant closed on a financing transaction with Cornell Capital Partners, LP ("Cornell"), whereby Cornell shall purchase from time to time, over 24 months, up to $10,000,000 of the Registrant's common stock pursuant to a Standby Equity Distribution Agreement. The Registrant has the right to control the timing and the amount of stock sold to Cornell, with the purchase price based upon the market price of the Registrant's common stock at the time of each sale. Funding of the $10,000,000 shall commence at the Company's election after the Securities and Exchange Commission has declared effective a registration statement covering the shares of common stock to be purchased by Cornell. Cornell received 290,000 shares of the Registrant's common stock as commitment shares and will receive an additional 290,000 shares of the Registrant's common stock on the first year anniversary of the Standby Equity Distribution Agreement. Newbridge Securities Corporation ("Newbridge") served as exclusive placement agent. In consideration for Newbridge's services, Newbridge received 20,000 restricted shares of the Registrant's common stock.

The securities issued in the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. The offering requires the Company to prepare and file with the Securities and Exchange Commission a registration statement for the purpose of registering under the Securities Act of 1933 all of the shares of the Company's common stock that were sold to the investors pursuant to the Standby Equity Distribution Agreement as well as the shares of common stock issuable upon exercise of the warrants and the Debentures.

This announcement is not an offer to sell securities of Cinema Ride, Inc. and any opportunity to participate in the private placement was available to a very limited group of accredited investors.

The foregoing description of the private placement does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, Debentures, Warrant, Investor Registration Rights Agreement, Placement Agent Agreement, Security Agreement, Registration Rights Agreement, Amendment and Standby Equity Distribution Agreement.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

      Ex.    10.1 - Securities Purchase Agreement, dated as of November 4, 2004, between the Registrant and Advantage Capital Development Corp.
      Ex.    10.2 - Secured Debenture 001, dated as of November 4, 2004, between the Registrant and Advantage Capital Development Corp.
      Ex. 10.3 - Secured Debenture 002, dated as of November 4, 2004, between the Registrant and Advantage Capital Development Corp.
      Ex. 10.4 - Security Agreement, dated as of November 4, 2004, between the Registrant and Advantage Capital Development Corp.
      Ex. 10.5 - Warrant, dated as of November 4, 2004, between the Registrant and Advantage Capital Development Corp.
      Ex. 10.6 - Investor Registration Rights Agreement, dated as of November 4, 2004, between the Registrant and Advantage Capital Development Corp.
      Ex. 10.7 - Amendment, dated as of December 3, 2004, between the Registrant and Advantage Capital Development Corp.
      Ex. 10.8 - Standby Equity Distribution Agreement, dated as of November 4, 2004, between the Registrant and Cornell Capital Partners, LP.
      Ex. 10.9 - Registration Rights Agreement, dated as of November 4, 2004, between the Registrant and Cornell Capital Partners, LP.
      Ex. 10.10 - Placement Agent Agreement, dated as of November 4, 2004, among the Registrant, Cornell Capital Partners, LP and Newbridge Securities Corporation.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CINEMA RIDE, INC.
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                                                    (Registrant)

Date   December 15, 2004
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                                    By:    /s/ Mitch Francis
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                                    Name       Mitch Francis
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                                    Title: Chief Executive Officer
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